Exhibit 99.1
Core Natural Resources Announces Resumption of Longwall Mining at Leer South
CANONSBURG, Pa., Dec. 18, 2025 /PRNewswire/ -- Today, Core Natural Resources, Inc. (NYSE: CNR) (“Core,” the “company,” “we” or “our”) announced that it has resumed longwall operations at its Leer South metallurgical mine in Barbour County, West Virginia. The longwall system had been idle since January 13, 2025, when combustion-related activity was detected in a previously mined area.

In addition, Core announced that its West Elk longwall mine in Colorado is now executing at consistent productivity levels following a period of transition associated with its move to the B-Seam, and Core expects that improved performance to continue in future periods.

“On behalf of the entire board and management team, I commend the operations team for making safety their highest priority in the successful recovery, repositioning, and restart of the longwall system,” said Jimmy Brock, Core’s chairman and chief executive officer. “In addition, we want to again extend our appreciation to federal, state and local regulatory officials for their collaboration and support. Leer South is a highly strategic asset, and we fully expect this world-class operation to execute at a high level in 2026 and beyond. While the issues at Leer South and West Elk adversely affected Core’s performance in 2025, we are looking forward to strong cost improvement and profitability at both these operations going forward.”

The Core team was successful in recovering the major mining equipment at Leer South, including the 209 hydraulic shields, face conveyor, shearer, stage loader, crusher, and power system. The equipment was generally in good condition, with limited damage despite the prolonged period of inactivity. Following the repositioning of the longwall system, the operations team permanently sealed the affected area of the Leer South mine, effectively eliminating any potential future issues associated with this combustion event.

“The Core operations team has displayed tremendous professionalism, dedication, and – most importantly – the highest commitment to safety throughout this process at Leer South,” said George Schuller Jr., Core’s senior vice president and chief operating officer. “We expect Leer South to enter 2026 fully ramped and operating efficiently, with an exceptionally strong outlook for operational excellence going forward.”

In aggregate, Core expects a significant step-up in its financial performance in 2026 due to the restart at Leer South; the much improved geological conditions at West Elk; substantial insurance recoveries stemming principally from the combustion event at Leer South; the cessation of the fire-suppression and idling costs at Leer South; and the full-year benefit of substantial and ongoing merger-related synergies.
About Core Natural Resources, Inc.
Core Natural Resources, Inc. (NYSE: CNR) is a world-class producer of high-quality metallurgical and high calorific value thermal coals for the global marketplace. Core’s highly skilled workforce operates a best-in-sector portfolio of large-scale, low-cost longwall mines, including the Pennsylvania Mining Complex, Leer, Leer South, and West Elk mines, along with one of the world’s largest and most productive surface mines, Black Thunder. The company plays an essential role in meeting the world’s growing need for steel, infrastructure, and energy, while simultaneously serving the resurgent requirements of the U.S. power generation fleet. Core has an extensive and strategic logistical network – anchored by ownership positions in two East Coast marine export terminals – that provides reliable and efficient access to seaborne coal markets. The company’s deeply ingrained culture is grounded in safety and compliance, continuous improvement, and financial performance, with an emphasis on stakeholder engagement and stockholder returns. Core was created in January

2025 via the merger of long-time industry leaders CONSOL Energy and Arch Resources and is based in Canonsburg, Pennsylvania.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “expect,” “look forward,” “outlook” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Core’s current views about future events. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, risks related to the recently announced CEO transition; risks related to the prior occurrence of combustion-related activity at Core’s Leer South mine and the risk of future occurrences; deterioration in economic conditions (including continued inflation) or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; alternative steel production technologies that may reduce demand for our coal; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; the risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving out longwall equipment, railroad derailments, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; our inability to manage our operational footprint in response to changes in demand; failure to obtain or renew surety bonds or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and governance practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws, regulations, tariffs, executive orders or other trade measures; our inability to find suitable joint venture partners or acquisition targets or integrating the operations of future acquisitions into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of the company; failure to maintain effective internal control over financial reporting; uncertainty with respect to the company’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare; uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of the company and Arch Resources, Inc. will not be integrated successfully; the risk that the anticipated benefits of the merger may not be realized or may take longer to realize than expected; the risks related to new or existing tariffs and other trade measures; and other unforeseen factors.

All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core’s annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Contacts:
Investor:
Deck Slone, (314) 994-2766
deckslone@coreresources.com
Media:
Erica Fisher, (724) 416-8292
ericafisher@coreresources.com

Source: Core Natural Resources, Inc.